CORPORATE
                                                              HIGH YIELD
                                                              FUND II, INC.

                               [GRAPHIC OMITTED]

                                                     STRATEGIC
                                                              Performance

                                                              Annual Report
                                                              August 31, 2000

CORPORATE HIGH YIELD FUND II, INC.

The Benefits and Risks of Leveraging

Corporate High Yield Fund II, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. To the extent that the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders will benefit from the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

                             Corporate High Yield Fund II, Inc., August 31, 2000

DEAR SHAREHOLDER

High-Yield Market Overview

High-yield issues were a poor investment for the six-month period ended August 31, 2000. As measured by the unmanaged CS First Boston Global High Yield Index, the high-yield market returned a meager +0.55% for the six months ended August 31, 2000, compared to a return for ten-year US Treasury bonds of +7.08% for the same period. The high-yield market has continued to suffer from negative earnings surprises, persistently high default rates, skittish investors and lack of liquidity. Investors have followed a "sell first, ask questions later" approach to earnings disappointments. Even the possibility of unfavorable news has pushed bond prices down. This attitude and limited capital commitments from market makers have decreased market liquidity. With this backdrop, an investor might well wonder what is necessary to turn the market around and whether to stay the course in the high-yield arena.

Regarding improvement in the high-yield market, we see a circular situation: If high-yield prices were to stabilize or improve, returns would improve, cash would flow into the high-yield market, bond prices would rise, liquidity would increase, and returns improve further. To step into that virtuous circle and achieve a positive change in market direction, we believe there are several important, but not sufficient, conditions. Strengthening of corporate credit fundamentals would buttress high-yield performance. Companies have been unable to improve earnings through higher prices, while demand in many sectors has tailed off. As a result, corporate earnings have faltered, albeit against unrealistically strong expectations. Broad improvement is unlikely in the near term. Tighter bank lending standards have reduced funds available to weaker credits for meeting their financial commitments. These factors will keep default rates high until earnings power improves. Furthermore, it is difficult for us to envision a strong high-yield market in an environment of potentially rising interest rates. Despite our equity-like investment characteristics and modest correlation of returns with other types of bonds, high-yield securities are a fixed-income investment. Valuations are determined at least in part with reference to other fixed-income instruments. Interest rate increases by the Federal Reserve Board have paused, probably at least through the US presidential election in November. This supported better high-yield performance in the second part of the six-month period ended August 31, 2000. Conceivably, that stability could form a base for better returns in the high-yield market, although the potential for enhanced earnings remains uncertain.

We believe that the high-yield market continues to represent value for those with a long-term investment horizon. We also believe that timing the market is difficult, as investor sentiment can turn unexpectedly. Previous bear markets in high-yield securities have been followed by quick and dramatic upturns. While it is not possible to say whether this will end with the same result or when such a turn would occur, we believe that investors are being paid quite well to wait. First, investors are being well paid from a relative value perspective. At 773 basis points (7.73%), the spread or difference between yields of Treasury bonds and high-yield bonds remains at attractive levels. Second, investors are benefiting from generous yields. As of August 31, 2000, the current yield of the CS First Boston Global High Yield Index is eye-catching at 13.6%.

Fund Performance

For the fiscal year ended August 31, 2000, the total investment return on the Fund's Common Stock was +4.22%, based on a change in per share net asset value from $10.62 to $9.71, and assuming reinvestment of $1.228 per share income dividends. During the fiscal year, the net annualized yield of the Fund's Common Stock was 12.66%. For the six months ended August 31, 2000, the total investment return on the Fund's Common Stock was -0.09%, based on a change in per share net asset value from $10.37 to $9.71, and assuming reinvestment of $.598 per share income dividends. During this period, the net annualized yield of the Fund's Common Stock was 12.37%.

As expected in a negative bond price environment, leverage worked against us during the six-month period ended August 31, 2000. Several Fund holdings also experienced sharp drops in response to earnings disappointments. We continue to evaluate these holdings to ensure that asset valuations still support bond prices at current levels. Performance was aided by our overweighted position in emerging markets, as those bonds exhibited strength during the six-month period.

Leverage Strategy

The Fund was on average 26% leveraged during the six-month period ended August 31, 2000. This means that we borrowed the equivalent of 26% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. At August 31, 2000, the Fund was 23.8% leveraged, having borrowed $28.1 million at a borrowing cost of 6.88%. Given our belief that the high-yield market remains a good value, we intend to maintain our leverage position near 25%. This level may vary somewhat in response to market conditions. (For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

Given our view that the high-yield market represents good long-term value and that a market turnaround can be dramatic, we are holding to our basic strategy of seeking value in the marketplace and attempting to limit credit problems. We have attempted to maintain the credit-quality of the portfolio near the CS First Boston Global High Yield Index. We are not avoiding investments in lower credit quality companies where we see adequate asset value and potential for operating improvement. We maintained overweighted positions in emerging markets, chemicals, transportation and healthcare because of our belief in the favorable long-term prospects and asset valuations in these sectors.

We added positions in the cable/media sector during the six months ended August 31, 2000, believing these areas to be stable businesses that represented good value when purchased. These additions included BB-rated Primedia, Inc., a diversified media company with a strong magazine publishing business. We also added B-rated companies, including LIN Holdings Corp., a television broadcaster; Adelphia Communications Corporation, a cable television and telecommunications provider; and two cable television companies located in Germany, EKabel Hessen and Callahan Nordrhein-Westfalen. We sold a number of telecommunications positions believing that sector to be vulnerable to unpleasant earnings surprises and potential funding shortfalls. Based on concerns over changes in strategy and earnings shortfalls, we also sold our position in BB-rated Azurix Corporation. The sale was fortuitous, as bonds subsequently traded down 15 points on earnings weakness. We reduced our holdings in Forcenergy Inc. stock at a substantial profit. Forcenergy had been a speculative purchase at distressed levels.

In Conclusion

We thank you for your investment in Corporate High Yield Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager

October 6, 2000


                                     2 & 3

                             Corporate High Yield Fund II, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS                                          (in US dollars)

                           S&P    Moody's          Face
INDUSTRIES               Ratings  Ratings         Amount                     Corporate Bonds                                Value
====================================================================================================================================
Automotive--0.0%         NR*      NR*          $1,000,000   Breed Technologies Inc., 9.25% due 4/15/2008 (i)             $     7,500
====================================================================================================================================
Broadcasting--Radio      B+       B2              750,000   Globo Communicacoes e Participacoes, Ltd., 10.50%
& Television--1.6%                                          due 12/20/2006 (f)                                               676,875
                         B-       B3            1,100,000   LIN Holdings Corp., 13.485%** due 3/01/2008                      770,000
                                                                                                                         -----------
                                                                                                                           1,446,875
====================================================================================================================================
Building                 BB       Ba3           1,000,000   Building Materials Corporation, 8% due 12/01/2008                740,000
Materials--0.8%
====================================================================================================================================
Cable--6.4%                                                 Adelphia Communications Corporation:
                         B+       B2            2,500,000      9.25% due 10/01/2002                                        2,487,500
                         B+       B2            1,000,000      7.875% due 5/01/2009                                          850,000
                                                            CSC Holdings Inc.:
                         BB-      Ba3             250,000      9.25% due 11/01/2005                                          251,875
                         BB-      Ba3           1,000,000      9.875% due 5/15/2006                                        1,015,000
                         B+       B2            1,250,000   Charter Communications Holdings LLC, 8.625% due 4/01/2009      1,140,625
                                                                                                                         -----------
                                                                                                                           5,745,000
====================================================================================================================================
Cable--                                                     Australis Media Ltd. (i)@:
International--8.8%      D        NR*              50,655      15.75% due 5/15/2003                                              507
                         D        NR*           2,961,000      15.75% due 5/15/2003 (a)                                       29,610
                         BB       B1            1,500,000   Cablevision SA, 13.75% due 5/01/2009                           1,368,750
                         B-       B3              900,000   Callahan Nordrhein-Westfalen, 14% due 7/15/2010 (f)              909,000
                         B        B2              500,000   Diamond Cable Communications PLC, 13.25% due 9/30/2004           527,500
                         B-       B3              900,000   Ekabel Hessen, 14.50% due 9/01/2010                              897,750
                         B        B2            1,250,000   International Cabletel, Inc., 11.643%** due 2/01/2006          1,176,563
                         BB+      Ba1             500,000   Rogers Cablesystems Ltd., 10% due 12/01/2007 (f)                 522,500
                         D        Caa3          1,950,000   Supercanal Holdings SA, 11.50% due 5/15/2005 (f)(i)              780,000
                         B+       B1              750,000   TeleWest Communications PLC, 11.001%** due 10/01/2007            716,250
                         B        B2            2,200,000   United Pan-Europe Communications, 13.512%** due 2/01/2010      1,012,000
                                                                                                                         -----------
                                                                                                                           7,940,430
====================================================================================================================================
Chemicals--7.3%          BBB-     Baa3          1,250,000   Equistar Chemicals LP, 8.50% due 2/15/2004                     1,241,050
                         NR*      B2            1,250,000   Huntsman Corporation, 9.50% due 7/01/2007 (f)                  1,093,750
                         B+       B3            1,500,000   Huntsman ICI Holdings, 12.384%** due 12/31/2009                  517,500
                         BB       Ba3           2,000,000   Lyondell Chemical Company, 9.625% due 5/01/2007                2,032,500
                         B+       B2            1,000,000   Octel Developments PLC, 10% due 5/01/2006                        930,000
                         BB-      B3              750,000   Sterling Chemicals Inc., 12.375% due 7/15/2006                   774,375
                                                                                                                         -----------
                                                                                                                           6,589,175
====================================================================================================================================
Communications--1.0%     B+       B2            2,150,000   Orion Network Systems, Inc., 15.167%** due 1/15/2007             860,000
====================================================================================================================================
Computer Services/       BB-      Ba3           1,000,000   Amkor Technologies Inc., 9.25% due 5/01/2006                     997,500
Electronics--5.5%        B+       Ba3             800,000   Flextronics International Limited, 9.875% due
                                                            7/01/2010 (f)                                                    828,000
                         CCC+     Caa3          1,750,000   MCMS Inc., 9.75% due 3/01/2008                                 1,312,500
                         B        B2              975,000   SCG Holdings Corporation, 12% due 8/01/2009                    1,053,000
                         B        B2              800,000   Zilog Inc., 9.50% due 3/01/2005                                  736,000
                                                                                                                         -----------
                                                                                                                           4,927,000
====================================================================================================================================
Consumer                 B-       B3              750,000   Albecca Inc., 10.75% due 8/15/2008                               682,500
Products--3.5%           B-       B2            1,000,000   Chattem, Inc., 8.875% due 4/01/2008                              857,500
                         B        B3              500,000   Corning Consumer Products, 9.625% due 5/01/2008                  195,000
                         B        B3            1,000,000   Jostens Inc., 12.75% due 5/01/2010 (d)                         1,021,250
                         CCC+     Caa1            750,000   Syratech Corp., 11% due 4/15/2007                                420,937
                                                                                                                         -----------
                                                                                                                           3,177,187
====================================================================================================================================
Diversified--1.2%        CCC+     Caa2          1,250,000   Foamex LP, 13.50% due 8/15/2005                                1,037,500
====================================================================================================================================
Energy--7.1%             CCC-     Caa3            550,000   Belden & Blake Corp., 9.875% due 6/15/2007                       459,250
                         CCC      B3            1,250,000   Ocean Rig Norway AS, 10.25% due 6/01/2008                      1,062,500
                         BB       Ba3           1,000,000   Port Arthur Finance Corporation, 12.50% due
                                                            1/15/2009                                                      1,020,000
                         BB-      Ba3           1,750,000   RBF Finance Company, 11% due 3/15/2006                         2,012,500
                         BB-      B1              750,000   Tesoro Petroleum Corp., 9% due 7/01/2008                         730,313
                         B-       B3              750,000   United Refining Co., 10.75% due 6/15/2007                        450,000
                         CCC-     Caa3            900,000   Wiser Oil Company, 9.50% due 5/15/2007                           684,000
                                                                                                                         -----------
                                                                                                                           6,418,563
====================================================================================================================================
Entertainment--0.6%      B-       B3              500,000   Premier Parks Inc., 9.75% due 6/15/2007                          475,000
                         CC       Ca            1,000,000   Regal Cinemas Inc., 9.50% due 6/01/2008                           85,000
                                                                                                                         -----------
                                                                                                                             560,000
====================================================================================================================================
Financial                CCC-     Caa3          1,750,000   Amresco Inc., 9.875% due 3/15/2005                               630,000
Services--1.8%           BB+      Ba3           1,000,000   Sovereign Bancorp, 10.50% due 11/15/2006                       1,012,500
                                                                                                                         -----------
                                                                                                                           1,642,500
====================================================================================================================================
Food & Beverage--0.8%    CCC+     Caa1          1,000,000   Aurora Foods Inc., 8.75% due 7/01/2008                           765,000
====================================================================================================================================
Foreign Government       B+       B2            1,000,000   Republic of Brazil, 10.125% due 5/15/2027                        806,000
Obligations--0.9%
====================================================================================================================================
Gaming--3.1%             D        Caa1          2,000,000   GB Property Funding Corp., 10.875% due 1/15/2004 (i)           1,260,000
                                                            Jazz Casino Co. LLC:
                         NR*      NR*           1,490,244      6.046% due 11/15/2009 (b)@                                    298,049
                         NR*      NR*              84,000      Contingent Notes due 11/15/2009 (c)                                 0
                                                            Venetian Casino/LV Sands:
                         B-       Caa1            250,000      12.25% due 11/15/2004                                         253,750
                         CCC+     Caa3          1,000,000      14.25% due 11/15/2005                                       1,002,500
                                                                                                                         -----------
                                                                                                                           2,814,299
====================================================================================================================================
Health Services--9.8%    B-       B3            1,250,000   ALARIS Medical Systems, Inc., 9.75% due 12/01/2006               925,000
                         CCC+     B3            1,750,000   Extendicare Health Services, 9.35% due 12/15/2007                910,000
                                                            Fresenius Medical Capital:
                         B+       ba3             300,000      Trust I, 9% due 12/01/2006                                    298,500
                         B+       ba3             700,000      Trust II, 7.875% due 2/01/2008                                661,500
                         BBB-     Ba1             400,000   HEALTHSOUTH Corp., 7% due 6/15/2008                              303,272


                                     4 & 5

                             Corporate High Yield Fund II, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (continued)                              (in US dollars)

                             S&P    Moody's         Face
INDUSTRIES                 Ratings  Ratings        Amount                     Corporate Bonds                                Value
====================================================================================================================================
Health Services            BB       Ba3          $1,250,000   ICN Pharmaceuticals Inc., 8.75% due 11/15/2008 (f)         $ 1,229,687
(concluded)                CCC      B3            1,750,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007                1,365,000
                           B-       Caa1          1,125,000   Magellan Health Services, 9% due 2/15/2008                     646,875
                           D        C             1,250,000   Mariner Post--Acute Network, 9.50% due 11/01/2007 (i)           28,125
                           B+       B2            1,000,000   Quest Diagnostics Inc., 10.75% due 12/15/2006                1,055,000
                           B+       Ba3           1,500,000   Quorum Health Group Inc., 8.75% due 11/01/2005               1,451,250
                                                                                                                         -----------
                                                                                                                           8,874,209
====================================================================================================================================
Hotels & Motels--2.4%      BB       Ba2           2,250,000   HMH Properties, Inc., 8.45% due 12/01/2008                   2,179,687
====================================================================================================================================
Independent Power          BB-      Ba2             500,000   AES Drax Energy Ltd., 11.50% due 8/30/2010 (f)                 522,500
Producers--2.4%            BB+      Ba1             500,000   Calpine Corporation, 8.625% due 8/15/2010                      496,173
                           BB+      Ba3           1,000,000   Midland Funding II, 13.25% due 7/23/2006                     1,184,770
                                                                                                                         -----------
                                                                                                                           2,203,443
====================================================================================================================================
Industrial--0.8%                                              Neff Corp.:
                           B        B3            1,000,000      10.25% due 6/01/2008                                        550,000
                           B        B3              250,000      10.25% due 6/01/2008                                        137,500
                                                                                                                         -----------
                                                                                                                             687,500
====================================================================================================================================
Industrial--               CCC      Caa2          1,250,000   Metal Management Inc., 10% due 5/15/2008                       125,000
Transportation--0.1%
====================================================================================================================================
Internet                   B-       B3            1,100,000   PSINet Inc., 11% due 8/01/2009                                 950,125
Transport--1.1%
====================================================================================================================================
Media &                    B-       B3            1,900,000   Satelites Mexicanos SA, 10.125% due 11/01/2004               1,330,000
Communications--
International--1.5%
====================================================================================================================================
Metals & Mining--3.1%      B-       B3            1,250,000   Great Lakes Carbon Corp., 11.75% due 5/15/2008@                987,500
                           CCC+     B3            2,000,000   Kaiser Aluminum & Chemical Corp., 12.75% due 2/01/2003       1,840,000
                                                                                                                         -----------
                                                                                                                           2,827,500
====================================================================================================================================
Packaging--1.0%            NR*      NR*           1,000,000   Huntsman Packaging Corporation, 13% due 6/01/2010 (f)          880,000
====================================================================================================================================
Paper & Forest             CCC+     B3            1,000,000   APP China Group Ltd., 14% due 3/15/2010 (f)                    570,000
Products--4.7%             B        B2              900,000   Ainsworth Lumber Company, 12.50% due 7/15/2007@                857,250
                                                              Doman Industries Limited:
                           B        Caa1          1,000,000      8.75% due 3/15/2004                                         802,500
                           B+       B3              500,000      12% due 7/01/2004                                           510,000
                           CCC+     Caa1          1,000,000   Repap New Brunswick, 10.625% due 4/15/2005                   1,030,000
                           CCC+     B3              500,000   Tjiwi Kimia International BV, 13.25% due 8/01/2001             450,000
                                                                                                                         -----------
                                                                                                                           4,219,750
====================================================================================================================================
Product                    CCC-     Ca            1,100,000   US Office Products Co., 9.75% due 6/15/2008                    209,000
Distribution--0.2%
====================================================================================================================================
Publishing &               B        B2            1,500,000   MDC Communications Corp., 10.50% due 12/01/2006              1,440,000
Printing--2.8%             BB-      Ba3           1,250,000   Primedia, Inc., 7.625% due 4/01/2008                         1,131,250
                                                                                                                         -----------
                                                                                                                           2,571,250
====================================================================================================================================
Real Estate--1.6%          BB-      Ba3           1,500,000   Forest City Enterprises Inc., 8.50% due 3/15/2008            1,455,000
====================================================================================================================================
Recreation--0.8%           B+       B1              725,000   Intrawest Corp., 9.75% due 8/15/2008                           726,812
====================================================================================================================================
Shipping--0.5%             BB       Ba2             500,000   Stena AB, 10.50% due 12/15/2005                                485,000
====================================================================================================================================
Specialty Retailing--0.8%  B        B2              900,000   Jo-Ann Stores Inc., 10.375% due 5/01/2007                      738,000
====================================================================================================================================
Steel--0.8%                NR*      B2              750,000   CSN Iron SA, 9.125% due 6/01/2007 (f)                          641,250
                           CC       Caa3            500,000   Republic Technologies, 13.75% due 7/15/2009                     92,500
                                                                                                                         -----------
                                                                                                                             733,750
====================================================================================================================================
Telecommunications--0.1%   CCC      Caa2            500,000   Dolphin Telecom PLC, 17.456%** due 6/01/2008                   110,000
====================================================================================================================================
Telephony--10.5%           NR*      NR*           1,250,000   Comtel Brasileira Ltd., 10.75% due 9/26/2004 (f)             1,239,062
                           B-       B3            1,000,000   Esprit Telecom Group PLC, 10.875% due 6/15/2008                490,000
                           B-       B3              750,000   Fairpoint Communications, 12.50% due 5/01/2010                 742,500
                           BB-      Ba3             500,000   Flag Limited, 8.25% due 1/30/2008                              442,500
                           B        B2              750,000   Flag Telecom Holding Ltd., 11.625% due 3/30/2010               680,625
                           B-       Caa1          1,500,000   GT Group Telecom, 13.25%** due 2/01/2010 (f)                   772,500
                                                              L-3 Communications Corp.:
                           B        B2              650,000      10.375% due 5/01/2007                                       663,000
                           B        B2            1,000,000      8.50% due 5/15/2008                                         910,000
                           B        B3            1,500,000   Level 3 Communications Inc., 12.667%** due 3/15/2010           851,250
                                                              Nextlink Communications Inc.:
                           B        B2            1,250,000      12.50% due 4/15/2006                                      1,290,625
                           B        B2              500,000      9% due 3/15/2008                                            447,500
                           B-       B3            1,000,000   Tele1 Europe BV, 13% due 5/15/2009                             920,000
                                                                                                                         -----------
                                                                                                                           9,449,562
====================================================================================================================================
Textiles--1.6%             B        B3            1,250,000   Polymer Group Inc., 8.75% due 3/01/2008                        984,375
                           BB       B1              500,000   Westpoint Stevens Inc., 7.875% due 6/15/2008 (d)               432,500
                                                                                                                         -----------
                                                                                                                           1,416,875
====================================================================================================================================
Transportation--8.3%       D        B3            1,500,000   American Reefer Co. Ltd., 10.25% due 3/01/2008                 480,000
                           BB-      NR*           1,250,000   Autopistas del Sol SA, 10.25% due 8/01/2009 (f)                950,000
                           BB-      Ba3           2,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003                 1,895,000
                           BB-      B1            1,250,000   Sea Containers Ltd., 12.50% due 12/01/2004                   1,046,875
                           B+       B2            1,000,000   TFM, SA de CV, 11.939%** due 6/15/2009                         780,000


                                     6 & 7

                             Corporate High Yield Fund II, Inc., August 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                              (in US dollars)

                         S&P    Moody's        Face
INDUSTRIES             Ratings  Ratings       Amount                           Corporate Bonds                              Value
====================================================================================================================================
Transportation         B+       Ba3        $  500,000   Transportacion Maritima Mexicana, SA de CV, 9.25%
(concluded)                                             due 5/15/2003                                                  $    412,500
                       B-       B2          1,521,000   Transtar Holdings LP, 13.375% due 12/15/2003                      1,547,618
                       NR*      NR*           539,255   Trism, Inc., 12% due 2/15/2005 (e)                                  388,264
                                                                                                                       ------------
                                                                                                                          7,500,257
====================================================================================================================================
Utilities--4.0%        NR*      NR*         2,359,521   Tucson Electric & Power Co., 10.21% due 1/01/2009 (d)(e)          2,484,174
                       BB-      Ba2         1,250,000   Western Resources Inc., 6.25% due 8/15/2003                       1,108,318
                                                                                                                       ------------
                                                                                                                          3,592,492
====================================================================================================================================
Wireless               CCC      Caa1        1,000,000   Airgate PCS Inc., 12.713%** due 10/01/2009                          630,000
Communications--                                        Nextel Communications, Inc.:
Domestic--8.1%         B        B1            750,000      9.505%** due 10/31/2007                                          575,625
                       B        B1          1,000,000      9.375% due 11/15/2009                                            980,000
                       CCC+     B3          1,000,000   Nextel Partners Inc., 12.576%** due 2/01/2009                       695,000
                       D        Caa3          175,000   Paging Network, Inc., 10.125% due 8/01/2007 (i)                      57,094
                       B        B3          1,100,000   Pinnacle Holdings Inc., 11.655%** due 3/15/2008                     794,750
                       B-       B3          2,000,000   Spectracite Holdings Inc., 12.875%** due 3/15/2010                1,130,000
                       B-       B2          1,325,000   VoiceStream Wireless Company, 10.375% due 11/15/2009              1,431,000
                       B+       B1          1,000,000   Western Wireless Corp., 10.50% due 2/01/2007                      1,031,250
                                                                                                                       ------------
                                                                                                                          7,324,719
====================================================================================================================================
Wireless               NR*      NR*         1,000,000   Celcaribe SA, 14.50% due 3/15/2004                                  810,000
Communications--       B        B3          2,070,000   Comunicacion Celular SA, 13.153%** due 3/01/2005 (f)              1,593,900
International--8.8%    B-       Caa1        1,750,000   McCaw International Ltd., 12.829%** due 4/15/2007                 1,334,375
                       B-       Caa1        2,750,000   Millicom International Cellular, 14.047%** due 6/01/2006          2,433,750
                       CCC+     Caa1        2,750,000   Telesystem International Wireless Inc., 17.143%**
                                                        due 6/30/2007                                                     1,787,500
                                                                                                                       ------------
                                                                                                                          7,959,525
====================================================================================================================================
                                                        Total Investments in Corporate Bonds
                                                        (Cost--$132,804,097)--126.2%                                    114,026,485
====================================================================================================================================
                                              Shares
                                               Held                            Stocks & Warrants
====================================================================================================================================
Energy--1.0%                                   38,097   Forcenergy Inc. (i)                                                 919,090
====================================================================================================================================
Entertainment--0.3%                            17,770   On Command Corporation (i)                                          235,453
                                                6,417   On Command Corporation (Warrants) (g)                                16,845
                                                                                                                       ------------
                                                                                                                            252,298
====================================================================================================================================
Gaming--0.0%                                   24,357   JCC Holding Company (i)                                              33,491
====================================================================================================================================
Steel--0.0%                                       500   Republic Technologies (Warrants) (g)                                      5
====================================================================================================================================
Supermarkets--0.0%                              1,873   Grand Union Co. (Warrants) (g)                                          174
====================================================================================================================================
Telephony--0.7%                                   411   Intermedia Communications Inc. (Convertible Preferred)@             267,150
                                               11,430   McLeodUSA Incorporated (Class A) (i)                                180,734
                                               17,612   Tele1 Europe Holding AB (ADR) (h)(i)                                214,646
                                                                                                                       ------------
                                                                                                                            662,530
====================================================================================================================================
Transportation--0.4%                           49,000   HMI (i)                                                             278,663
                                               34,153   TRISM, Inc. (i)                                                      34,153
                                                                                                                       ------------
                                                                                                                            312,816
====================================================================================================================================
Wireless                                        2,070   Comunicacion Celular SA (Warrants) (f)(g)                            20,700
Communications--
International--0.0%
====================================================================================================================================
                                                        Total Investments in Stocks & Warrants
                                                        (Cost--$4,589,924)--2.4%                                          2,201,104
====================================================================================================================================
                                               Face
                                              Amount                        Short-Term Securities
====================================================================================================================================
Commercial                                 $  268,000   General Motors Acceptance Corp., 6.69% due 9/01/2000                268,000
Paper***--0.3%
====================================================================================================================================
                                                        Total Investments in Short-Term Securities
                                                        (Cost--$268,000)--0.3%                                              268,000
====================================================================================================================================
                                                        Total Investments (Cost--$137,662,021)--128.9%                  116,495,589
                                                        Liabilities in Excess of Other Assets--(28.9%)                  (26,121,482)
                                                                                                                       ------------
                                                        Net Assets--100.0%                                             $ 90,374,107
                                                                                                                       ============
====================================================================================================================================

*     Not Rated.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Commercial Paper is traded on a discount basis; the interest rate shown reflects the discount rate paid at the time of purchase by the Fund.
@ Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(a)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(b)   Floating rate note.
(c) Represents an obligation by Jazz Casino Co. LLC to pay a semi-annual amount to the Fund through 11/15/2009. The payments are based upon varying interest rates and the amounts, which may be paid-in-kind, are contingent upon the earnings before income taxes, depreciation and amortization of Jazz Casino Co. LLC on a fiscal year basis.
(d) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $3,938,000, representing 4.4% of net assets.

--------------------------------------------------------------------------------
                                        Acquisition
Issue                                      Date           Cost           Value
--------------------------------------------------------------------------------
Jostens Inc.,
  12.75% due 5/01/2010                   5/05/2000     $  960,049     $1,021,250
Tucson Electric & Power Co.,
  10.21% due 1/01/2009                   3/23/1994      2,312,331      2,484,174
Westpoint Stevens Inc.,
  7.875% due 6/15/2008                   8/24/2000        431,875        432,500
--------------------------------------------------------------------------------
Total                                                  $3,704,255     $3,937,924
                                                       ==========     ==========
--------------------------------------------------------------------------------

(e)   Subject to principal paydowns.
(f) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(g) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.
(h)   American Depositary Receipts (ADR).
(i)   Non-income producing security.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

      See Notes to Financial Statements.


                                     8 & 9

                             Corporate High Yield Fund II, Inc., August 31, 2000

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

               As of August 31, 2000
=================================================================================================================================
Assets:        Investments, at value (identified cost--$137,662,021) ..............................                 $ 116,495,589
               Interest receivable ................................................................                     2,994,170
               Prepaid expenses and other assets ..................................................                       110,205
                                                                                                                    -------------
               Total assets .......................................................................                   119,599,964
                                                                                                                    -------------
=================================================================================================================================
Liabilities:   Loans ..............................................................................                    28,100,000
               Payables:
                 Custodian bank ...................................................................   $   820,731
                 Interest on loans ................................................................       148,025
                 Investment adviser ...............................................................        39,534       1,008,290
                                                                                                      -----------
               Accrued expenses and other liabilities .............................................                       117,567
                                                                                                                    -------------
               Total liabilities ..................................................................                    29,225,857
                                                                                                                    -------------
=================================================================================================================================
Net Assets:    Net assets .........................................................................                 $  90,374,107
                                                                                                                    =============
=================================================================================================================================
Capital:       Common Stock, $.10 par value, 200,000,000 shares authorized ........................                 $     930,379
               Paid-in capital in excess of par ...................................................                   128,391,116
               Undistributed investment income--net ...............................................                       430,192
               Accumulated realized capital losses on investments--net ............................                   (18,211,148)
               Unrealized depreciation on investments--net ........................................                   (21,166,432)
                                                                                                                    -------------
               Net Assets--Equivalent to $9.71 per share based on 9,303,785 shares of capital stock
               outstanding (market price--$9.75) ..................................................                 $  90,374,107
                                                                                                                    =============
=================================================================================================================================

               See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                     For the Year Ended August 31, 2000
======================================================================================================
Investment Income:   Interest and discount earned ........................                $ 14,346,002
                     Dividends ...........................................                     102,373
                     Other ...............................................                      57,778
                                                                                          ------------
                     Total income ........................................                  14,506,153
                                                                                          ------------
======================================================================================================
Expenses:            Loan interest expense ...............................   $2,112,038
                     Investment advisory fees ............................      633,869
                     Professional fees ...................................       77,901
                     Accounting services .................................       70,845
                     Borrowing costs .....................................       54,160
                     Directors' fees and expenses ........................       40,327
                     Transfer agent fees .................................       33,080
                     Printing and shareholder reports ....................       27,472
                     Listing fees ........................................       16,170
                     Custodian fees ......................................       14,296
                     Pricing services ....................................       10,656
                     Other ...............................................       14,675
                                                                             ----------
                     Total expenses ......................................                   3,105,489
                                                                                          ------------
                     Investment income--net ..............................                  11,400,664
                                                                                          ------------
======================================================================================================
Realized &           Realized loss on investments--net ...................                  (5,935,812)
Unrealized Loss on   Change in unrealized depreciation on
Investments--Net:    investments--net ....................................                  (2,480,659)
                                                                                          ------------
                     Net Increase in Net Assets Resulting from Operations                 $  2,984,193
                                                                                          ============
======================================================================================================

                     See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                  For the Year
                                                                                Ended August 31,
                                                                         ------------------------------
                Increase (Decrease) in Net Assets:                            2000             1999
=======================================================================================================
Operations:     Investment income--net ...............................   $  11,400,664    $  11,801,892
                Realized loss on investments--net ....................      (5,935,812)      (4,578,158)
                Change in unrealized depreciation on
                investments--net .....................................      (2,480,659)      (1,109,456)
                                                                         -------------    -------------
                Net increase in net assets resulting from
                operations ...........................................       2,984,193        6,114,278
                                                                         -------------    -------------
=======================================================================================================
Dividends to    Dividends to shareholders from investment
Shareholders:   income--net ..........................................     (11,406,123)     (12,384,283)
                                                                         -------------    -------------
=======================================================================================================
Capital Share   Value of shares issued to Common Stock shareholders in
Transactions:   reinvestment of dividends ............................         153,330        2,353,724
                                                                         -------------    -------------
=======================================================================================================
Net Assets:     Total decrease in net assets .........................      (8,268,600)      (3,916,281)
                Beginning of year ....................................      98,642,707      102,558,988
                                                                         -------------    -------------
                End of year* .........................................   $  90,374,107    $  98,642,707
                                                                         =============    =============
=======================================================================================================
               *Undistributed investment income--net .................   $     430,192    $     387,188
                                                                         =============    =============
=======================================================================================================

                See Notes to Financial Statements.


                                    10 & 11

                             Corporate High Yield Fund II, Inc., August 31, 2000

STATEMENT OF CASH FLOWS

                         For the Year Ended August 31, 2000
===============================================================================================================
Cash Provided by         Net increase in net assets resulting from operations ..................   $  2,984,193
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables .............................................       (123,486)
                           Increase in other assets ............................................         (7,237)
                           Decrease in other liabilities .......................................        626,923
                           Realized and unrealized loss on investments--net ....................      8,416,471
                           Amortization of discount ............................................     (2,648,998)
                                                                                                   ------------
                         Net cash provided by operating activities .............................      9,247,866
                                                                                                   ------------
===============================================================================================================
Cash Provided by         Proceeds from sales of long-term investments ..........................     69,893,609
Investing Activities:    Purchases of long-term investments ....................................    (61,384,914)
                         Purchases of short-term investments ...................................    (56,742,132)
                         Proceeds from sales and maturities of short-term investments ..........     56,738,000
                                                                                                   ------------
                         Net cash provided by investing activities .............................      8,504,563
                                                                                                   ------------
===============================================================================================================
Cash Used for            Cash receipts from borrowings .........................................     50,890,000
Financing Activities:    Cash payments on borrowings ...........................................    (57,390,000)
                         Dividends paid to shareholders ........................................    (11,448,994)
                                                                                                   ------------
                         Net cash used for financing activities ................................    (17,948,994)
                                                                                                   ------------
===============================================================================================================
Cash:                    Net decrease in cash ..................................................       (196,565)
                         Cash at beginning of year .............................................        196,565
                                                                                                   ------------
                         Cash at end of year ...................................................   $         --
                                                                                                   ============
===============================================================================================================
Cash Flow Information:   Cash paid for interest ................................................   $  2,291,375
                                                                                                   ============
===============================================================================================================
Non-Cash                 Capital shares issued on reinvestment of dividends paid to
Financing Activities:    shareholders ..........................................................   $    153,330
                                                                                                   ============
===============================================================================================================

                         See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                    The following per share data and ratios have been
                    derived from information provided in the financial
                    statements.                                                         For the Year Ended August 31,
                                                                           --------------------------------------------------------
                    Increase (Decrease) in Net Asset Value:                  2000+      1999+       1998+       1997+       1996
===================================================================================================================================
Per Share           Net asset value, beginning of year ................... $  10.62   $   11.30   $   13.07   $   12.56   $   12.44
Operating                                                                  --------   ---------   ---------   ---------   ---------
Performance:          Investment income--net .............................     1.23        1.30        1.33        1.26        1.35
                      Realized and unrealized gain (loss) on
                      investments--net ...................................     (.91)       (.63)      (1.77)        .52         .15
                                                                           --------   ---------   ---------   ---------   ---------
                    Total from investment operations .....................      .32         .67        (.44)       1.78        1.50
                                                                           --------   ---------   ---------   ---------   ---------
                    Less dividends from investment income--net ...........    (1.23)      (1.35)      (1.33)      (1.27)      (1.38)
                                                                           --------   ---------   ---------   ---------   ---------
                    Net asset value, end of year ......................... $   9.71   $   10.62   $   11.30   $   13.07   $   12.56
                                                                           ========   =========   =========   =========   =========
                    Market price per share, end of year .................. $   9.75   $ 10.4375   $  11.125   $   13.44   $   13.00
                                                                           ========   =========   =========   =========   =========
===================================================================================================================================
Total Investment    Based on net asset value per share ...................     4.22%       6.08%      (4.10%)     14.91%      12.71%
Return:*                                                                   ========   =========   =========   =========   =========
                    Based on market price per share ......................     6.48%       5.90%      (8.16%)     14.14%      20.94%
                                                                           ========   =========   =========   =========   =========
===================================================================================================================================
Ratios to Average   Expenses, excluding interest expense .................     1.05%       1.07%        .89%        .81%        .81%
Net Assets:                                                                ========   =========   =========   =========   =========
                    Expenses .............................................     3.29%       2.87%       2.06%       1.22%       1.65%
                                                                           ========   =========   =========   =========   =========
                    Investment income--net ...............................    12.07%      11.62%      10.35%       9.23%       9.15%
                                                                           ========   =========   =========   =========   =========
===================================================================================================================================
Leverage:           Amount of borrowings outstanding, end of year
                    (in thousands) ....................................... $ 28,100   $  34,600   $  32,900   $  13,000   $   9,250
                                                                           ========   =========   =========   =========   =========
                    Average amount of borrowings outstanding during the
                    year (in thousands) .................................. $ 32,636   $  34,078   $  23,036   $   8,433   $  16,948
                                                                           ========   =========   =========   =========   =========
                    Average amount of borrowings outstanding per share
                    during the year ...................................... $   3.51   $    3.71   $    2.57   $     .97   $    1.98
                                                                           ========   =========   =========   =========   =========
===================================================================================================================================
Supplemental        Net assets, end of year (in thousands) ............... $ 90,374   $  98,643   $ 102,559   $ 115,903   $ 108,391
Data:                                                                      ========   =========   =========   =========   =========
                    Portfolio turnover ...................................    49.18%      56.58%      45.73%      70.76%      69.75%
                                                                           ========   =========   =========   =========   =========
===================================================================================================================================

+     Based on average shares outstanding.
* Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

      See Notes to Financial Statements.


                                    12 & 13

                             Corporate High Yield Fund II, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol KYT.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities and assets for which there exist no price quotations or valuations and all other assets are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Custodian bank--The Fund recorded an amount payable to the custodian bank reflecting an overnight overdraft which resulted from an unprojected payment of net investment income dividends.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $48,463 have been reclassified between accumulated net realized capital losses and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

During the year ended August 31, 2000, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Incorporated, $2,066 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 2000 were $61,003,404 and $69,893,609, respectively.

Net realized losses for the year ended August 31, 2000 and net unrealized losses as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                     Realized       Unrealized
                                                      Losses          Losses
--------------------------------------------------------------------------------
Long-term investments................              $(5,935,812)    $(21,166,432)
                                                   -----------     ------------
Total ...............................              $(5,935,812)    $(21,166,432)
                                                   ===========     ============
--------------------------------------------------------------------------------

As of August 31, 2000, net unrealized depreciation for Federal income tax purposes aggregated $21,687,136, of which $3,017,628 related to appreciated securities and $24,704,764 related to depreciated securities. The aggregate cost of investments at August 31, 2000 for Federal income tax purposes was $138,182,725.


                                    14 & 15

                             Corporate High Yield Fund II, Inc., August 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended August 31, 2000 and August 31, 1999 increased by 15,791 and 211,019, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On January 26, 2000, the Fund entered into a one-year credit agreement with State Street Bank and Trust Company and Bank of America, N.A. The agreement is a $50,000,000 credit facility bearing interest at the Federal Funds Rate plus .50% and/or LIBOR plus .50%.

On July 6, 2000, the Fund entered into a one-year $50,000,000 revolving credit and security agreement with Citibank, N.A. and other lenders (the "Lenders"). This agreement replaced the agreement the Fund had entered into on January 26, 2000. The Fund may borrow money (i) through a line of credit from certain Lenders at the Eurodollar rate plus .75%, or the highest of the Federal Funds rate plus .50%, a base rate as determined by Citibank, N.A. and/or the latest three-week moving average of secondary market morning offering rates in the United States for three-month certificates of deposit of major United States money market banks plus .50%, or (ii) through the issuance of commercial paper notes by certain Lenders at rates of interest equivalent to the weighted average of the per annum rates paid or payable by such Lenders in respect of those commercial paper notes.

For the year ended August 31, 2000, the average amount borrowed was approximately $32,636,000 and the daily weighted average interest rate was 6.45%. For the year ended August 31, 2000, facility and commitment fees aggregated approximately $54,000.

6. Capital Loss Carryforward:

At August 31, 2000, the Fund had a net capital loss carry forward of approximately $12,131,000, of which $2,626,000 expires in 2003, $3,371,000 expires in 2004, $1,021,000 expires in 2005, $2,777,000 expires in 2007 and
$2,336,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

7. Subsequent Event:

On September 7, 2000, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.102898 per share, payable on September 29, 2000 to shareholders of record as of September 18, 2000.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Corporate High Yield Fund II, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund II, Inc. as of August 31, 2000, the related statements of operations for the year then ended, changes in net assets for each of the years in the two-year period then ended and cash flows for the year then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at August 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund II, Inc. as of August 31, 2000, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
October 9, 2000


                                    16 & 17

                             Corporate High Yield Fund II, Inc., August 31, 2000

PORTFOLIO INFORMATION (unaudited)

                                                                                                                 Percent of
              As of August 31, 2000                                                                   Long-Term Investments
===========================================================================================================================
Ten Largest   Nextel Communications,       Nextel has a network to provide digital wireless
Holdings      Inc.                         communications services that ultimately will have
                                           a nationwide footprint. Services include digital
                                           cellular, paging and digital two-way radio. The
                                           company has service in more than 225 cities, with
                                           service to more than 85% of the US population.                              2.5%
              -------------------------------------------------------------------------------------------------------------
              Adelphia Communications      Adelphia is a cable television operator, with
              Corporation                  systems in suburban areas of large- and
                                           medium-sized cities in the United States. The
                                           company also owns a competitive telecommunications
                                           provider with operations in the eastern United
                                           States.                                                                     2.1
              -------------------------------------------------------------------------------------------------------------
              Tucson Electric & Power Co.  This electric utility serves Tucson, Arizona, and surrounding areas. Our bonds are secured lease
                                           obligation bonds on the company's Springerville
                                           coal-fired power generation plant.                                          2.1
              -------------------------------------------------------------------------------------------------------------
              Millicom International       Millicom International develops and operates
              Cellular                     cellular telephone systems worldwide. The company
                                           has interest in 33 cellular systems in 20
                                           countries, primarily in emerging markets in Asia,
                                           Latin America, Europe and Africa.                                           2.1
              -------------------------------------------------------------------------------------------------------------
              HMH Properties, Inc.         HMH, a wholly-owned subsidiary of Host Marriott
                                           Corporation, owns or holds controlling interests
                                           in 69 full-service hotels, comprising the majority
                                           of Host Marriott's lodging properties. The
                                           properties are generally operated under the
                                           Marriott and Ritz-Carlton brand names. Host
                                           Marriott manages most of the properties for fees
                                           based on revenues or operating profit.                                      1.9
              -------------------------------------------------------------------------------------------------------------
              Lyondell Chemical            Lyondell is a global commodity chemical company.
              Company                      The company is the world's largest producer of
                                           propylene oxide and produces a variety of
                                           derivative chemicals based on propylene oxide
                                           Styrene monomer and tertiary butyl alcohol are
                                           also important products. Lyondell's chemicals have
                                           such end uses as flexible foam for automotive
                                           seating and furniture, antifreeze and coolants,
                                           personal care products, coatings, adhesives,
                                           sealants, resins and solvents.                                              1.8
              -------------------------------------------------------------------------------------------------------------
              RBF Finance Company          R&B Falcon (the parent company of RBF Finance)
                                           owns and operates the world's largest fleet of
                                           marine drilling rigs. The company operates in most
                                           of the world's major offshore hydrocarbon-
                                           producing regions and in all water depths. The RBF
                                           notes are guaranteed by R&B Falcon, as well as
                                           secured by first-priority liens on certain new
                                           rigs and related long-term contracts.                                       1.7
              -------------------------------------------------------------------------------------------------------------
              Eletson Holdings, Inc.       A Greek shipping company, Eletson owns and
                                           operates one of the world's largest and most
                                           modern fleets of medium-size double-hulled product
                                           tankers.                                                                    1.6
              -------------------------------------------------------------------------------------------------------------
              Kaiser Aluminum &            Kaiser Aluminum & Chemical Corp., an affiliate of
              Chemical Corp.               Maxxam Inc., is one of the world's leading
                                           producers of aluminum. The company mines and
                                           refines bauxite into alumina, produces aluminum
                                           from alumina and manufactures fabricated aluminum
                                           products.                                                                   1.5
              -------------------------------------------------------------------------------------------------------------
              Telesystem International     The company is a global wireless
              Wireless Inc.                telecommunications company that develops,
                                           acquires, owns and operates wireless
                                           communications companies in developing markets
                                           throughout the world. Operations are in Romania,
                                           Brazil, India and China. The company also offers
                                           specialized mobile radio and paging services.                               1.5
              -------------------------------------------------------------------------------------------------------------

Portfolio Profile

The quality ratings* of securities in the Fund as of August 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                  Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa ..................................................                  1.3%
BB/Ba ....................................................                 29.2
B/B ......................................................                 59.3
CCC/Caa or lower .........................................                  9.4
NR (Not Rated) ...........................................                  0.8
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

--------------------------------------------------------------------------------
                                                                      Percent of
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings .....................................               32.2%
Emerging Markets Holdings ..................................               10.6
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Average Portfolio Maturity .................................           6.0 Years
--------------------------------------------------------------------------------

                                                                      Percent of
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada .................................................................    7.3%
United Kingdom .........................................................    4.8
Brazil .................................................................    2.9
Argentina ..............................................................    2.6
Mexico .................................................................    2.2
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

--------------------------------------------------------------------------------
                                                                      Percent of
Five Largest Industries                                             Total Assets
--------------------------------------------------------------------------------
Telephony ..............................................................    8.5%
Health Services ........................................................    7.4
Wireless Communications--International .................................    6.7
Cable--International ...................................................    6.6
Transportation .........................................................    6.5
--------------------------------------------------------------------------------

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Arthur Zeikel, Director
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Elizabeth M. Phillips, Vice President
Donald C. Burke, Vice President and Treasurer
Bradley J. Lucido, Secretary

Custodian & Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol

KYT


                                    18 & 19

Corporate High Yield Fund II, Inc. seeks to provide shareholders with as high a level of current income as is consistent with reasonable risk, as determined by the Fund's investment adviser, by investing principally in fixed-income securities which are rated in the lower rating categories of the established rating services (Baa or lower by Moody's Investors Service, Inc. or BBB or lower by Standard & Poor's Corporation) or are unrated securities of comparable quality.

This report, including the financial information herein, is transmitted to shareholders of Corporate High Yield Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.

Corporate High
Yield Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16913--8/00

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